EXHIBIT A

JOINT FILING AGREEMENT

The undersigned each agree that this joint Amendment No. 5 to Schedule 13D dated March 12, 2004 relating to the shares of common stock, $0.01 par value per share, of OMNI Energy Services Corp., to which this Agreement is attached as Exhibit A, shall be filed on behalf of the undersigned.

March 12, 2004	/s/ Stephen J. Bordes
Date	Steven T. Stull By Stephen J. Bordes with power of attorney

ADVANTAGE CAPITAL PARTNERS II
LIMITED PARTNERSHIP
By:	Advantage Capital Corporation,
General Partner

By:	/s/ Stephen J. Bordes
Steven T. Stull, President By Stephen J. Bordes with power of attorney

ADVANTAGE CAPITAL CORPORATION

By:	/s/ Stephen J. Bordes
Steven T. Stull, President By Stephen J. Bordes with power of attorney

ADVANTAGE CAPITAL PARTNERS III
LIMITED PARTNERSHIP
By:	Advantage Capital Management
Corporation, General Partner

By:	/s/ Stephen J. Bordes
Steven T. Stull, President By Stephen J. Bordes with power of attorney

ADVANTAGE CAPITAL
MANAGEMENT CORPORATION

By:	/s/ Stephen J. Bordes
Steven T. Stull, President By Stephen J. Bordes with power of attorney

ADVANTAGE CAPITAL PARTNERS VI
LIMITED PARTNERSHIP
By:	Advantage Capital NOLA VI,
L.L.C., General Partner

By:	/s/ Stephen J. Bordes
Steven T. Stull, President By Stephen J. Bordes with power of attorney

ADVANTAGE CAPITAL NOLA VI, L.L.C.

By:	/s/ Stephen J. Bordes
Steven T. Stull, President By Stephen J. Bordes with power of attorney

ADVANTAGE CAPITAL PARTNERS VII
LIMITED PARTNERSHIP
By:	Advantage Capital NOLA VII,
L.L.C., General Partner

By:	/s/ Stephen J. Bordes
Steven T. Stull, President By Stephen J. Bordes with power of attorney

ADVANTAGE CAPITAL NOLA VII, L.L.C.

By:	/s/ Stephen J. Bordes
Steven T. Stull, President By Stephen J. Bordes with power of attorney

ADVANTAGE CAPITAL PARTNERS VIII
LIMITED PARTNERSHIP
By:	Advantage Capital NOLA VIII,
L.L.C., General Partner

By:	/s/ Stephen J. Bordes
Steven T. Stull, President By Stephen J. Bordes with power of attorney

ADVANTAGE CAPITAL NOLA VIII, L.L.C.

By:	/s/ Stephen J. Bordes
Steven T. Stull, President By Stephen J. Bordes with power of attorney

ADVANTAGE CAPITAL PARTNERS IX
LIMITED PARTNERSHIP
By:	Advantage Capital NOLA IX,
L.L.C., General Partner

By:	/s/ Stephen J. Bordes
Steven T. Stull, President By Stephen J. Bordes with power of attorney

ADVANTAGE CAPITAL NOLA IX, L.L.C.

By:	/s/ Stephen J. Bordes
Steven T. Stull, President By Stephen J. Bordes with power of attorney

ADVANTAGE CAPITAL PARTNERS X
LIMITED PARTNERSHIP
By:	Advantage Capital NOLA X,
L.L.C., General Partner

By:	/s/ Stephen J. Bordes
Steven T. Stull, President By Stephen J. Bordes with power of attorney

ADVANTAGE CAPITAL NOLA X, L.L.C.

By:	/s/ Stephen J. Bordes
Steven T. Stull, President By Stephen J. Bordes with power of attorney